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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                          Date of Report: May 26, 1999

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  Exact Name of Registrant                   Commission     I.R.S. Employer
  as Specified in Its Charter                File Number   Identification No.
  ---------------------------                -----------   ------------------

   Hawaiian Electric Industries, Inc.         1-8503        99-0208097
   Hawaiian Electric Company, Inc.            1-4955        99-0040500

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                                 State of Hawaii
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


                  900 Richards Street, Honolulu, Hawaii 96813
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             (Address of principal executive offices and zip code)

Registrant's telephone number, including area code:

               (808) 543-5662 - Hawaiian Electric Industries, Inc. (HEI)
               (808) 543-7771 - Hawaiian Electric Company, Inc. (HECO)

                                     None
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 5. Other Events

Forward-looking information

This report and other presentations made by Hawaiian Electric Industries, Inc.
(HEI) and its subsidiaries contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Except for historical information contained herein, the matters set forth are forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Potential risks and uncertainties include, but are not limited to, such factors as the effect of international, national and local economic conditions, including the condition of the Hawaii tourist and construction industries and the Hawaii housing market; the effects of weather and natural disasters; product demand and market acceptance risks; increasing competition in the electric utility industry; capacity and supply constraints or difficulties; new technological developments; and governmental and regulatory actions, including decisions in rate cases and on permitting issues. Investors are also referred to other risks and uncertainties discussed in other periodic reports previously and subsequently filed by HEI and/or Hawaiian Electric Company, Inc. (HECO) with the Securities and Exchange Commission.

HECO and subsidiaries' kilowatthour (KWH) sales forecast

As of May 26, 1999, the updated five-year KWH sales forecast of HECO, Hawaii Electric Light Company, Inc. (HELCO) and Maui Electric Company, Limited (MECO) was as follows:

                                         Actual                           Forecast
                                                 ----------------------------------------------------------------

                                          1998          1999         2000         2001         2002          2003
-----------------------------------------------------------------------------------------------------------------
Sales (millions of KWH)/1/
  HECO (Oahu)....................        6,938         6,951        6,969        6,991        7,057         7,128
  HELCO (Hawaii).................          903           905          911          919          932           946
  MECO (Maui, Lanai, Molokai)....        1,029         1,056        1,078        1,104        1,133         1,167
                                        -------------------------------------------------------------------------
Total............................        8,870         8,912        8,958        9,014        9,122         9,241
                                        =========================================================================
  Increase (decrease)
    from previous year (%).......         (1.0)          0.5          0.5          0.6          1.2           1.3
                                        =========================================================================

/1/ Assumes, among other things, the impact of demand-side management programs, normalized weather based on a 23-year average and visitor arrival growth beginning in 2001, primarily due to expected improvements in Japan's economy and the value of the yen.

HELCO power situation update

Prevention of Significant Deterioration/Covered Source Permit (PSD permit). As a
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result of an Environmental Protection Agency's Environmental Appeals Board's
(EAB's) decision on November 25, 1998 and its denial of all motions for reconsideration on March 3, 1999, there have been further delays in HELCO's construction of two combustion turbines (CT-4 and CT-5). The actual length of the delays will depend on the actions needed to address the EAB's rulings, but installation of CT-4 and CT-5 is currently expected to be completed by early 2001. HELCO continues to work with the Department of Health of the State of Hawaii to address the EAB's concerns regarding air quality data in the PSD permit application, with the intent of reaching a final resolution as expeditiously as possible. Despite the additional delays, HELCO believes that the PSD permit will eventually be obtained, and CT-4 and CT-5 will be built.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.

HAWAIIAN ELECTRIC INDUSTRIES, INC.         HAWAIIAN ELECTRIC COMPANY, INC.
                     (Registrant)                            (Registrant)


/s/ Robert F. Mougeot                      /s/ Paul Oyer
--------------------------                 -----------------------------
Robert F. Mougeot                          Paul A. Oyer
Financial Vice President and               Financial Vice President and
 Chief Financial Officer of HEI             Treasurer
(Principal Financial Officer of HEI)       (Principal Financial Officer of HECO)

Date:  May 26, 1999                        Date:  May 26, 1999

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